Exhibit 99.1

EMPLOYERS®

America's small business insurance specialist.®

EIG
LISTED
NYSE

Acquisition of AmCOMP
January 10, 2008

EMPLOYERS®
America's small business insurance specialist.®

EIG
LISTED
NYSE

This slide presentation is for informational purposes only. It should be read in conjunction with our periodic reports filed with the Securities and Exchange Commission (SEC), all of which are available on the “Investor Relations” section of our website at www.employers.com.
Forward-looking Statements
Cautionary Statement Regarding Forward-Looking Statements :
All forward-looking statements made in this presentation, related to the anticipated acquisition of AmCOMP, Inc. or otherwise, reflect EMPLOYERS current views with respect to future events, business transactions and business performance and are made pursuant to the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. The following factors, among others, could cause or contribute to such material differences: failure to satisfy any of the conditions of closing, including the failure to obtain AmCOMP stockholder approval or any required regulatory approvals; the risks that EMPLOYERS and
AmCOMP's businesses will not be integrated successfully; the risk that EMPLOYERS and AmCOMP will not realize estimated cost savings and synergies;
costs relating to the proposed transaction; disruption from the transaction making it more difficult to maintain relationships with customers, employees, agents or producers. More generally, the businesses of EMPLOYERS and AmCOMP could be affected by competition, pricing and policy term trends, the levels of new and renewal business achieved, market acceptance, changes in demand, the frequency and severity of catastrophic events, actual loss experience, uncertainties in the loss reserving and claims settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments, the amount and timing of reinsurance recoverables, credit developments among reinsurers, changes in the cost or availability of reinsurance, market developments, rating agency action, possible terrorism or the outbreak and effects of war and economic, political, regulatory, insurance and reinsurance business conditions, relations with and performance of employee agents, as well as management’s response to these factors, and other factors identified in EMPLOYERS filings with the Securities and Exchange
Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. EMPLOYERS undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Copyright © 2007 EMPLOYERS. All rights reserved. EMPLOYERS and America’s small business insurance specialists are registered trademarks of Employers Insurance Company of Nevada. Workers’ compensation insurance and services are offered through Employers Compensation Insurance Company and Employers Insurance Company of Nevada.
EMPLOYERS, AmCOMP and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding EMPLOYERS directors and executive officers is available in EMPLOYERS' proxy statement for its 2007 annual meeting of stockholders and the EMPLOYERS' 2006 Annual Report on Form 10-K, which were filed with the SEC on April 19, 2007 and March
30, 2007, respectively. Information regarding AmCOMP's directors and executive officers is available in AmCOMP's proxy statement for its 2007 annual meeting of stockholders and AmCOMP's 2006 Annual Report on Form 10-K, which were filed with the SEC on April 27, 2007 and April 2, 2007, respectively.
Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the Securities and Exchange Commission when they become available.
Disclosure

EMPLOYERS
America's small business insurance specialist.®

EIG LISTED NYSE

Compelling Transaction
The acquisition of AmCOMP
• Represents an excellent strategic fit
  Small to mid-sized businesses
  Disciplined underwriting
  Compatible technology
• Accelerates EMPLOYERS growth and expansion
  Immediate premium volume growth
  Significant premium in EMPLOYERS targeted expansion states
  Premium in 15 additional states
• Complementary geographic fit
  1% of EMPLOYERS premium in states where AmCOMP operates

EMPLOYERS®
America's small business insurance specialist.®

EIG LISTED NYSE

Compelling Transaction (cont.)
• Increases scale
  Diversifies earnings base
  Reduces expense ratio
  Enhances visibility with agents and customers
• Provides meaningful synergies
  $10 million of annual pre-tax cost savings achievable by 2010
  Use of A-rated paper should facilitate increased writings in
 AmCOMP’s markets
• Provides immediate financial benefits
  Efficient use of capital and debt capacity
  Accretive to EPS and ROE in the first full year

EMPLOYERS®
America's small business insurance specialist.®

EIG LISTED NYSE

Consideration /
Financing
• $12.50 per share, $194 million equity value
• 100% cash consideration
• Expected financing sources: combination of debt and cash
Valuation
• Implied multiple of earnings of 9.5x and 11.5x for 2007E and 2008E, respectively (1)
• 1.2x 12/31/07E GAAP book value (2)
Timing
• Estimated closing: 2Q 2008
• Subject to regulatory approvals and AmCOMP shareholder vote

(1) Based on I/B/E/S estimates
(2) Based on actual book value of $9.88 per share at 9/30/07plus I/B/E/S EPS estimate for Q 4, 2007 of $0.26
Key Transaction Terms

AmCOMP Business Overview
• Mono-line workers’ compensation
 – Primarily focused on artisan contractors and “main street” classes of business
 – Founded in 1982 as a self-insurance fund for air-conditioning contractors
• Florida is historically the largest state and represents approximately 30% of premiums
 – Currently writing in 18 states
 – Strategy of “Local people doing business with local people”
• Writes all classes of business targeting employers with premiums of $10,000 to
 $100,000
 – Average premium size = $23,596 (1)
• Strong network of over 900 independent agencies
(1)As of 9/30/07

AmCOMP Key Strengths
• Leading market presence in Florida and meaningful footprint in other Southeast and Midwest states
• Strong, long-term agent relationships
• Disciplined underwriting and pricing culture
• Strong reserve position with favorable development each of the last 13 years
• Loss prevention and claims handling expertise
• Successful track record of profitable growth and expansion

EMPLOYERS
America's small business insurance specialist.®

300
250
200
150
100
50
0
268
265
176
2005
2006
9M 2007

120
100
80
60
40
20
0
93
96
92
3
4
5
34
31
33
56
61
54
2005
2006
9M 2007

20.0
15.0
10.0
5.0
0.0
17.2
16.9
16.9
2005
2006
9M 2007

30.0
25.0
20.0
15.0
10.0
5.0
0.0
25.8
15.7
15.0
2005
2006
2007E

EIG
LISTED
NYSE

Net Premium Written ($ Million)
Net Operating Income ($ Million, excl. realized gains)
Return on Equity (%)
Calendar Year Combined Ratio (%)

Loss Ratio
Expense Ratio
Dividend Ratio
(1)
(1) Annualized 9M 2007 Return on Equity (ROE), AmCOMP Form 10-Q dated 9/30/07, page 26
Source: AmCOMP filings with the SEC
AmCOMP Financial Snapshot

EMPLOYERS®

America's small business insurance specialist.®

EIG
LISTED
NYSE

Direct Premiums Written: $ 175 Million
Policyholders by Industry Group
Written Premium by State
% of Direct Premiums Written, 09/30/07

Miscellaneous
6%
Contracting
Manufacturing
Office and
Clerical
6%
40%
19%
Florida
Wisconsin
Georgia
Other
29%
13%
29%
Goods and Services
14%
23%
8%
6%
7%
Tennessee
Indiana
Texas
AmCOMP Business

EMPLOYERS
America's small business insurance specialist.®

EIG
LISTED
NYSE

Employers
Employers + AmCOMP Pro Forma
% of Direct Premiums Written, 09/30/07

California
Indiana
3%
Texas
Other
43%
12%
17%
11%
5%
6%
Wisconsin
Florida
Nevada
California
Nevada
Other
71%
19%
10%
Direct Premiums Written: $ 268 Million
Direct Premiums Written: $ 443 Million
Tennessee
3%
Diversifies EMPLOYERS Geographic Footprint

EMPLOYERS
America's small business insurance specialist.®

WI
MI

Pro-Forma Rankings (1)	
CA	8
NV	2
FL	10
TX	14
WI	14
Total U.S.	14

EIG
LISTED
NYSE

FL
NM
MD
TX
OK
KS
NE
SD
ND
MT
WY
CO
UT
ID
AZ
NV
WA
CA
OR
KY
ME
NY
PA
NH
MA
CT
VA
WV
OH
IN
IL
NC
TN
SC
AL
AR
LA
MO
IA
MN
GA
MS
VT
NJ
DE
RI

AmCOMP
Employers
Overlap
Expands EMPLOYERS Geographic Footprint
(1) By 2006 Direct Premiums Written for states, by 2006 Net Premiums Written for total U.S., A.M. Best

EMPLOYERS®

America's small business insurance specialist.®

EIG LISTED NYSE

Compelling Financial Benefits
• Cost savings
  Annual pre-tax savings of $10 million achievable by 2010
  Phase-in of approximately 25% in 2008, approximately 75% in 2009 and
 100% in 2010
  Key areas of savings include: elimination of public company expenses, systems integration, and reduction in reinsurance costs
  One-time integration costs of approximately $12 million in 2008 and 2009
• Synergy opportunities
  Acceleration of EMPLOYERS expansion strategy in states where AmCOMP is already licensed and/or operating
  Increased writings in AmCOMP's existing markets due to introduction of A-
 rated paper
  Enhanced investment portfolio yield
• Accretive to EPS and ROE in first full year
• Pro forma debt to total capital approximately 20% based on preliminary financing plan

Summary
• Excellent strategic fit consistent with EMPLOYERS focus
• Significantly expanded, diversified geographic footprint
• Complementary markets
• Increased scale
• Meaningful synergies
• Financial benefits

EMPLOYERS®
America's small business insurance specialist.®

EMPLOYERS℠

EIG LISTED NYSE

Analyst Contact:

Vicki Erickson
Vice President, Investor Relations
Employers Holdings, Inc.
(775) 327-2794
verickson@employers.com
9790 Gateway Drive
Reno, NV. 89521-5906
(775) 327-2700

Douglas D. Dirks
President & Chief Executive Officer
Employers Holdings, Inc.

William E. (Ric) Yocke
Chief Financial Officer
Employers Holdings, Inc.